Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.02

Pilot Evaluation Of A Clinical Xeno Heart Transplant Regimen In A Preclinical Model I. Ileka 1 , R. Chaban 1 , K. Kinoshita 1 , G. McGrath 1 , Z. Habibabady 1 , A. Calhoun 1 , A. Maenaka 1 , M. Ma 1 , V. Diaz 1 , S. Sanatkar 1 , S. Low 2 , W. Qin 2 , K. Hall 2 , K. Whitworth 3 , D.K.C. Cooper 1 R.N. Pierson III 1 1 Center for Transplantation Sciences, Massachusetts General Hospital and Harvard Medical School, Boston, MA 2 eGenesis, Inc., Cambridge, MA 3 National Swine Resource and Research Center (NSRRC), Columbia, MO

Relevant Disclosures • R. Chaban was supported by the Benjamin Research Fellowship from the German Research Foundation (DFG) • I. Ileka is supported by T32 5T32 AI007529 - 24 • Gene edited pigs were provided by eGenesis and NSRRC (NIH grant U42OD011140) • Tonix Pharmaceuticals provided TNX - 1500*, a humanized, Fc - modified, dimeric anti - CD154 mAb • This work was supported by NIH grants UO1 AI153612 (Pierson), U19 AI090959 (Cooper), and sponsored research agreements with Tonix Pharmaceuticals and eGenesis • D.K.C. Cooper is a consultant to eGenesis * TNX - 1500 is an investigational new biologics and is not approved for any indication

Background

- Gene-edited (GE) pigs for Xenotransplantation.
  - Remove CHO antigen targets of preformed Ab
    - TKO (Gal-1,3-αGal, Neu5Gc, Sd)
  - Add human regulatory molecules
    - Complement: CD46, CD55, CD59
    - Coagulation: TBM, EPCR, TFPI
  - Add anti-inflammatory 'transgenes'
    - CD47, HLA-E/β2, HO-1, A20, CD39

HARVARD MEDICAL SCHOOL

MASSACHUSETTS GENERAL HOSPITAL
CENTER FOR TRANSPLANTATION SCIENCES

Background • We evaluated hearts from multi - GE pigs in baboon transplants treated with a novel costimulation - based immunosuppressive regimen and cold - perfused ‘ischemia minimization’.

Methods

- Pig Donors
  - 3-, 11-, or 15-GE pig hearts
  - novel costimulation-based immunosuppressive regimen
  - cold-perfused storage technique designed to minimize graft ischemia.
- Five baboons' recipients received heterotopic heart transplants using Steen's cold-perfusion ischemia minimization
  - 3 Reference pig hearts (Ntl. Swine Resource & Research Ctr: NSRRC)
    - 3-GE pigs: GTKO.β4GALNT2KO.CD55
  - 2 Multi-GE pig hearts (eGenesis) (TKO = GTKO.CMAHKO.β4GALNT2KO)
    - TKO.hCD46.CD55.TBM.TFPI.HLAE/β2M.CD47.CD59.CD39.A20.HO1.PD-1 (**EGEN-4737**[15-GE])
    - TKO.hCD46.CD55.TBM.TFPI.HLAE/β2M.CD47.EPCR (**EGEN-4417**[11-GE])

HARVARD MEDICAL SCHOOL

MASSACHUSETTS GENERAL HOSPITAL
CENTER FOR TRANSPLANTATION SCIENCES

Methods: Heterotopic Heart Transplantation • Standard UW cold perfusate. • Ischemia minimization: Steen method – battery - powered portable perfusion circuit – 4 o C Steen Solution – Protocol 2 - hr perfusion • Heterotopic abdominal xenograft transplant

Methods: Steen Ischemia Minimization 7 • Steen: buffered extracellular solution (laboratory - made) • 240ml of washed human RBCs; 760 ml Steen solution • Aortic perfusion at 4 o C, 40 - 50 mmHg, immersed in reservoir; LV vent

Methods: Recipient Immunosuppresive Treatment Regimen • Induction Therapy – Antithymocyte Globulin (ATG) – α CD20 • Day of Surgery Therapy – Thromboxane inhibitor (BIA) – TNF Inhibitor (Etanercept) – Interleukin 6 inhibitor receptor blocker (Tocilizumab) • Maintenance Therapy – α CD154 (TNX - 1500), Mycophenolate Mofetil(MMF), Corticosteroids – Interleukin 6 inhibitor receptor blocker (Tocilizumab)

Results: Summary

Animal ID	GE	Anticoagulation	Major complication	Graft Survival (Days)	Final Biopsy
B3022	3G	Heparin IV	Graft rupture	3	Antibody mediated rejection
B2922	3G	Heparin IV	Graft rupture	5	Antibody mediated rejection
B8522	3G	Heparin IV	Refractory Ventricular fibrillation	0	No evidence of rejection
B2521	EGEN-4737 (15G)	None	Abdominal dehiscence	20	Antibody mediated rejection
B2621	EGEN-4417 (11G)	None	None	300	Acute cellular rejection (3R) with severe antibody mediated rejection

Results : Graft Survival and Function

Results: Cardiac Echo, 11 - GE Pig POD 21 POD 21 POD 240 POD 240 Relative to POD 21, interventricular septal thickness remained stable on weekly measurements until POD 240. Immunosuppression intensity was reduced on POD 200; hypertrophy progressed and contractility diminished after POD 240, until graft failure and euthanasia on POD 300.

Results: Anti - pig Antibody in 3 - GE pigs IgM on CD3+ POD Fold change relative donor Pig BL (0)1 hr 2 hr D1 D3 D7 D8 0 1 2 3 4 5 6 7 8 B3022 B2922 B8522 IgG on CD3+ POD Fold change relative donor Pig BL (0)1 hr 2 hr D1 D3 D7 D8 0 1 2 3 4 5 6 7 8 B3022 B2922 B8522

Results: Anti-pig Antibody in multi-GE pigs


IgM on CD3+
Fold change relative donor Pig
8
7
6
5
4
3
2
1
0
BL (0)
D7
D49
D119
D189
D300
POD
B2521
B2621


IgM on CD20+
Fold change relative donor Pig
8
7
6
5
4
3
2
1
0
D3
D35
D105
D175
D287
POD
B2521
B2621


IgG on CD3+
Fold change relative donor Pig
8
7
6
5
4
3
2
1
0
D3
D35
D105
D175
D287
POD
B2521
B2621


IgG on CD20+
Fold change relative donor Pig
8
7
6
5
4
3
2
1
0
D3
D35
D105
D175
D287
POD
B2521
B2621

Results: Histology

H&E | H&E | C4d/C4d/H&E


A B3022 (3GE) D#3
B B8522 (3GE) D#0
C B8522 (3GE) D# 0
D B2521 (15GE) D# 20
E B2521 (15GE) D# 20
F B2521 (15GE) D# 20
G B2621 (11GE) D# 50
H B2621 (11GE) D# 110
I B2621 (11GE) D# 300

Conclusion • This pilot experience with multi - GE porcine hearts in the context of a clinically applicable ischemia minimization and immunosuppressive regimen supports our working hypothesis that is effective to prolong heart xenograft survival. • We plan to further test this hypothesis in an orthotopic heart xenograft model.

Thank you! Key Contributors: R Chaban A Calhoun V Diaz I Ileka RN Pierson III